UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 18, 2008

Home Federal Bancorp
(Exact Name of Registrant as Specified in Its Charter)

Indiana	000-18847	35-1807839
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

501 Washington Street, Columbus, Indiana		47201
(Address of Principal Executive Offices)		(Zip Code)

(812) 522-1592
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

(a) Previous independent registered public accounting firm

On January 18, 2008, Deloitte & Touche LLP (“Deloitte”) was notified in a telephone conversation with management of Home Federal Bancorp (“Company”) that such firm would not be retained as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2008. However,  Deloitte is engaged to  audit the Company’s consolidated financial statements for the fiscal year ended December 31, 2007.

Deloitte’s reports on the Company’s consolidated financial statements for the fiscal years ended December 31, 2006 and 2005 did not contain any adverse opinion or a disclaimer of opinion, nor were the reports qualified or modified as to uncertainty, audit scope or accounting principles.  During the Company’s fiscal years ended December 31, 2006 and 2005 and through January 18, 2008, there were no disagreements with Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte, would have caused it to make reference thereto in its reports on the Company’s financial statements for such years. During the fiscal years ended December 31, 2006 and 2005 and through January 18, 2008, there were no reportable events as described in Item 304(a)(1)(v) of Regulation S-K. The Company has requested that Deloitte furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter, dated January 25, 2008, is filed as Exhibit 16.1 to this Form 8-K.

(b) Appointment of new independent registered public accounting firm

At the direction of the Audit Committee, in the fourth quarter of 2007 management of the Company interviewed several independent registered public accounting firms, and had discussions with Deloitte, for the purpose of making a recommendation to the Audit Committee of the Board of Directors regarding the independent registered public accounting firm to engage for the audit of the Company’s financial statements for the year ending December 31, 2008.  On January 22, 2008, the officers of the Company engaged BKD, LLP, one of the independent registered public accounting firms management had interviewed, to conduct the audit of the Company’s financial statements for the 2008 fiscal year, subject to such firm’s completion of its internal approval processes and acceptance of appointment.

During the Company’s two most recent fiscal years ended December 31, 2005 and 2006, and through January 22, 2008, neither the Company nor anyone on its behalf has consulted with BKD, LLP regarding: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that BKD, LLP concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
16.1	Letter from Deloitte & Touche LLP dated January 25, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date: January 25, 2008	HOME FEDERAL BANCORP

	By:	/s/ Mark T. Gorski
Mark T. Gorski, Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description	Location
16.1	Letter from Deloitte & Touche LLP dated January 25, 2008	Attached